American Skandia Trust

       Supplement dated August 3, 2000 to the Prospectus dated May 1, 2000

                       AST Alger All-Cap Growth Portfolio

     The section of the prospectus entitled "Management of the Trust - Sub-advisors - Fred Alger Management, Inc." is amended by deleting the second paragraph and replacing it with the following:

          The portfolio managers responsible for the management of this Portfolio are David Alger and Seilai Khoo. Mr. Alger has managed the Portfolio since its inception, while Ms. Khoo has been managing the Portfolio since June 2000. Mr. Alger has been employed by Alger since 1971 and served as Executive Vice President and Director of Research prior to being named President in 1995. Ms. Khoo has been employed by Alger since 1989, and has been a Senior Vice President and Portfolio Manager since 1995.


                           AST AIM Balanced Portfolio

     Effective June 21, 2000, Carolyn L. Gibbs no longer served on the portfolio management team for the AST AIM Balanced Portfolio. Accordingly, the section of the prospectus entitled "Management of the Trust -- Sub-advisors - A I M Capital Management, Inc." is amended by deleting the fourth paragraph and replacing it with the following:

          The members of the team responsible for the management of the AST AIM Balanced Portfolio are Claude C. Cody IV, Robert G. Alley, Craig A. Smith, Meggan M. Walsh and Jan Friedli. The members of the team have managed the Portfolio since AIM became the Portfolio's Sub-advisor in May 1999 (except for Mr. Friedli, who has been a manager of the Portfolio since October 1999), and all (except for Mr. Friedli) are officers of AIM. Mr. Cody, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1992. Mr. Alley, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1992. Mr. Smith, Portfolio Manager, has been associated with AIM and/or its affiliates since 1989. Ms. Walsh, Portfolio Manager, has been associated with AIM and/or its affiliates since 1991. Mr. Friedli, Portfolio Manager, has been associated with AIM and/or its affiliate since 1999. From 1997 to 1999, he was a global fixed-income portfolio manager for Nicholas-Applegate Capital Management, and from 1994 to 1997, he was an international fixed-income trader and analyst for Strong Capital Management.


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                     AST T. Rowe Price Global Bond Portfolio

     Effective on or about August 8, 2000, Rowe Price-Fleming International, Inc. (Price-Fleming"), the Sub-advisor to the AST T. Rowe Price Global Bond Portfolio (the "Portfolio"), will be renamed T. Rowe Price International, Inc. At that time, Price-Fleming, which has been a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Flemings Ltd., will become a wholly owned subsidiary of T. Rowe Price. While certain changes to the investment advisory group responsible for the management of the Portfolio will take place in conjunction with this transaction, it is not anticipated that any of these changes will have a significant effect on the management and investment strategies of the Portfolio. In light of the sub-advisory and management changes, the section of the prospectus entitled "Management of the Trust -- Sub-advisors - Rowe Price-Fleming International, Inc." is deleted and replaced with the following:

          T. Rowe Price International, Inc. (" T. Rowe International"), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Global Bond Portfolio. T. Rowe International is a wholly owned subsidiary of T. Rowe Price and the successor of Rowe Price-Fleming International, Inc., a joint venture in which T. Rowe Price was a participant that was founded in 1979. T. Rowe International is one of the world's largest international mutual fund asset managers with approximately $39.2 billion under management as of June 30, 2000 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

          The Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program. The advisory group consists of Christopher Rothery, William T. Reynolds, Daniel O. Shackelford, and Michael Conelius. Christopher Rothery joined T. Rowe International in 1994 and has 12 years of experience managing multi-currency fixed-income portfolios. William T. Reynolds, CFA, CIC, is Director of
          T. Rowe Price's Fixed Income Division and joined T. Rowe Price in 1981. Daniel O. Shackelford, CFA joined T. Rowe Price in 1999; prior to that he was the Principal and Head of Fixed Income for Investment Counselors of Maryland. Michael Conelius joined T. Rowe International in 1995. Prior to that, he had been with T. Rowe Price since 1988.